UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2017 (April 25, 2017)

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive office)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Purchase Agreement

On April 25, 2017, Bill Barrett Corporation (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Initial Purchasers named therein (the “Initial Purchasers”), and the subsidiary guarantors of the Company named therein, pursuant to which the Company agreed to issue and sell to the Initial Purchasers $275 million aggregate principal amount of the Company’s 8.75% Senior Notes due 2025 (the “Senior Notes”) in connection with a private offering of the Senior Notes.

The offering of the Senior Notes was made only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. The Senior Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction.

In the Purchase Agreement, the Company made customary representations and warranties and agreed to indemnify the Initial Purchasers against various potential liabilities, including certain liabilities with respect to the Company’s offering memorandum relating to the Senior Notes. The closing of the sale of the Senior Notes occurred on April 28, 2017.

The description above does not purport to be complete and is qualified in its entirety by the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Registration Rights Agreement

In connection with the offering of the Senior Notes, the Company entered into a Registration Rights Agreement, dated April 28, 2017, by and among the Company, the subsidiary guarantors of the Company named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Initial Purchasers named therein (the “Registration Rights Agreement”), which provides the holders of the Senior Notes certain rights relating to the registration of the Senior Notes under the Securities Act. Pursuant to the Registration Rights Agreement, the Company agreed to conduct a registered exchange offer for the Senior Notes and in certain circumstances to file and cause to become effective a shelf registration statement providing for the resale of the Senior Notes. If the Company fails to comply with certain obligations under the Registration Rights Agreement, it will be required to pay liquidated damages in the form of additional interest to holders of the Senior Notes.

The description above does not purport to be complete and is qualified in its entirety by the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Indenture

In connection with the offering of the Senior Notes, the Company entered into the indenture described in Item 2.03 below. The information in Item 2.03 below is incorporated herein by reference. The description does not purport to be complete and is qualified in its entirety by the Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Senior Notes were issued pursuant to an indenture entered into on April 28, 2017 (the “Indenture”) with Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The terms of the Senior Notes are governed by the Indenture, which contains covenants that, among other things, limit the Company’s ability to incur additional debt, pay dividends on or make other distributions on stock, purchase or redeem stock or subordinated indebtedness, make investments, create liens, enter into transactions with affiliates, sell assets and merge with or into other companies or transfer substantially all of its assets. The Indenture also contains customary events of default. Indebtedness under the Senior Notes may be accelerated in certain circumstances upon an event of default as set forth in the Indenture.

The Company will pay interest at a rate of 8.75% per annum on the Senior Note, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2017. The Senior Notes will mature on June 15, 2025.

Contemporaneously with the issuance of the Senior Notes, the Company issued notices of redemption in respect of its outstanding 7.625% Senior Notes due 2019 and its outstanding 5% Convertible Senior Notes due 2028.

Item 3.03	Material Modification to Rights of Security Holders.

As discussed in Item 2.03, the Indenture contains limitations on the Company’s ability to pay dividends or make other distributions on its common stock.

Item 7.01	Regulation FD Disclosure.

On April 28, 2017, the Company issued a press release announcing that it has closed the offering of Senior Notes. A copy of the press release is furnished as Exhibit 99.1 hereto. The press release is neither an offer to sell nor the solicitation of an offer to buy the notes or any other securities. The notes were offered in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and outside the United States in reliance on Regulation S under the Securities Act. The notes have not been registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

4.1	Indenture, dated as of April 28, 2017, by and among Bill Barrett Corporation, the Guarantors named therein, and Deutsche Bank Trust Company Americas, as Trustee, relating to the 8.75% Senior Notes due 2025.

10.1	Purchase Agreement, dated as of April 25, 2017, by and among Bill Barrett Corporation, the Guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Initial Purchasers named therein, relating to the 8.75% Senior Notes due 2025.

10.2	Registration Rights Agreement, dated as of April 28, 2017, by and among Bill Barrett Corporation, the Guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Initial Purchasers named therein, relating to the 8.75% Senior Notes due 2025.

99.1	Press Release, dated April 28, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2017	BILL BARRETT CORPORATION

	By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President — General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Indenture, dated as of April 28, 2017, by and among Bill Barrett Corporation, the Guarantors named therein, and Deutsche Bank Trust Company Americas, as Trustee, relating to the 8.75% Senior Notes due 2025.

10.1	Purchase Agreement, dated as of April 25, 2017, by and among Bill Barrett Corporation, the Guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Initial Purchasers named therein, relating to the 8.75% Senior Notes due 2025.

10.2	Registration Rights Agreement, dated as of April 28, 2017, by and among Bill Barrett Corporation, the Guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Initial Purchasers named therein, relating to the 8.75% Senior Notes due 2025.

99.1	Press Release, dated April 28, 2017.